Nature of Operations	12 Months Ended
Dec. 31, 2011
Nature of Operations [Abstract]
NATURE OF OPERATIONS
NATURE OF OPERATIONS
MEMC is a global leader in the development, manufacture, and sale of silicon wafers, and with the acquisition of SunEdison in 2009, a major developer and seller of photovoltaic energy solutions. Through SunEdison, MEMC is one of the world’s leading developers of solar energy projects and, we believe, one of the most geographically diverse. MEMC’s technology leadership in silicon and downstream solar are enabling the company to expand its customer base and lower costs throughout the silicon supply chain.
From January 1, 2010 until December 31, 2011, MEMC was organized by end market, with three business segments: Semiconductor Materials, Solar Materials, and Solar Energy. Semiconductor Materials provides silicon wafers ranging from 100 millimeter (4 inch) to 300 millimeter (12 inch) as the base material for the production of semiconductor devices. Solar Materials manufactured and sold silicon wafers for solar applications, primarily 156 millimeter. Solar Energy was comprised of the SunEdison solar energy business unit which designed, developed and constructed solar energy systems. During the fourth quarter of 2011, we initiated a large scale global restructuring plan across all of our reportable segments (see Note 3). As part of our restructuring plan, effective January 1, 2012, we consolidated our two solar business units' operations into one business unit, and since that date we have been engaged in two reportable segments, Semiconductor Materials and Solar Energy. These consolidated financial statements and related footnotes, including prior year financial information, are presented as if there were only two reporting segments for all periods presented.